<FILENAME>ims072004_8k.txt

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 20, 2004


                       INTERNATIONAL MONETARY SYSTEMS, LTD.
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               (Exact Name of Registrant as Specified in Charter)


            Wisconsin                 000-30853                   39-1924096
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


         16901 West Glendale Drive, New Berlin WI            53151
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        (Address of Principal Executive Offices)           (Zip Code)


                                 (262) 780-3640
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              (Registrant's telephone number, including area code)




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

                      International Monetary Systems, Ltd.


ITEM 2.  Acquisition or Disposition of Assets.

   On July 20, 2004 International Monetary Systems, LTD (IMS) completed its acquisition of specific assets of Barter Network, Inc. (BNI) of Springfield, Virginia. The purchase price was $370,873.36. The terms were $50,000 in cash, 553,270 shares of IMS stock guaranteed by IMS to a value of $250,000 ($.50 per share plus interest), $20,000 in trade dollars and the assumption of $50,873.36 in debt of BNI. The assets included the membership list and client base. The full text of the Asset Purchase Agreement is attached to this Form 8-K as
Exhibit 99.1.


ITEM 7.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired:  Not applicable

(c) Exhibits:   99.1 Asset Purchase Agreement



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        International Monetary Systems, Ltd.


Date: July 30, 2004                          By: /s/ Donald F. Mardak
                                            ------------------------
                                                Donald F. Mardak
                                                Chief Executive Officer